Exhibit 10.13

[***] Certain information in this document has been excluded. Such excluded information is not material and is the type that the registrant treats as private or confidential.

ADDENDUM NO. 4

TO PLATFORM SERVICES, TRANSFER AGENT

AND REGISTRAR AGREEMENT

This Addendum No. 4 (this “Addendum No. 4”) is made as of the 22.00 day of September, 2025 (the “Addendum Effective Date”) and supplements and amends that certain PLATFORM SERVICES, TRANSFER AGENT AND REGISTRAR AGREEMENT (the “Agreement”) between SECURITIZE, LLC, a Delaware limited liability company (collectively, “Securitize”) and BLACKROCK USD INSTITUTIONAL DIGITAL LIQUIDITY FUND LTD. (the “Issuer” or “BlackRock”). Capitalized terms used but not defined in this Addendum No. 4 shall have the meanings set forth in the Agreement.

WHEREAS, the Issuer and Securitize have entered into the Agreement whereby Securitize is providing transfer agency related services to Issuer (the “Services”);

WHEREAS, the Issuer and Securitize have entered into Addendum No. 1 to the Agreement (“Addendum No. 1”) to address certain operational and framework risks and amend the Agreement;

WHEREAS, the Issuer and Securitize have entered into Addendum No. 2 to the Agreement (“Addendum No. 2”) to address certain additional items, which added additional obligations on each Party;

WHEREAS, the Issuer and Securitize have entered into Addendum No. 3 to the Agreement (“Addendum No. 3”) to address certain additional items, which added additional obligations on each Party; and

WHEREAS, the Issuer and Securitize wish to enter into this Addendum No. 4 to revise the fee arrangement between the Parties and amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the terms and conditions stated herein, the Parties hereby agree as follows:

1.	General Terms. For the purposes of this Addendum No. 4:

1.1. To the extent this Addendum No. 4 includes any additional terms and conditions that may conflict with the Agreement, such terms and conditions in this Addendum No. 4 shall apply in priority to the terms contained in the Agreement.

1.2. The Parties further represent and warrant that this Addendum No. 4 will constitute legal, valid and binding obligations of them enforceable against each of them.

1.3. Upon the Addendum Effective Date, this Addendum No. 4 will be considered part of the Agreement, subject to the rights, obligations and liabilities set forth in the Agreement, including without limitation, any right of either Party to enforce the obligations contained in this Addendum No. 4 pursuant to the terms of the Agreement.

1.4. References herein to actions, consents, approvals or affirmative steps to be taken by Issuer may be taken directly by any appropriately authorized agent of the Issuer, on Issuer’s behalf.

2. Complete Understanding; Modification. The Agreement (which includes this Addendum No. 4, Addendum No. 3, Addendum No. 2, and Addendum No. 1) constitutes the complete and exclusive understanding and agreement of the Parties with respect to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of the Agreement will be effective only if in writing and signed by the Parties hereto. To the extent that Securitize is already bound by a duty of confidentiality to Issuer, nothing in this Agreement will relieve or diminish those duties.

3. Amendment. Section 3 within Exhibit A of the Agreement is hereby deleted and replaced as follows:

“3.	FEES

Fee:	Amount (USD):				Billed:
Platform Service		Average AUM for the Month			Monthly
Fee	Fee [***]	From	To	Monthly Fee
	[***]	[***]	[***]	[***]	The Monthly Fee shall be paid [***] based on the average AUM through the prior month calculated on every Business Day divided by the number of Business Days in such month.
Investor Onboarding

Amount USD: One time fee per investor depending on the number of investors at the time onboarding has been completed for each incremental investor.

[***]

[***]

[***]

To the extent an investor invests directly into another investment vehicle managed by an affiliate of BlackRock, Inc. (a “BlackRock Affiliated Fund”) and a per investor onboarding fee is paid to Securitize by the BlackRock Affiliated Fund, the amount of the Investor Onboarding fee set forth herein will be lowered by the amounts paid by the BlackRock Affiliated Fund so that the investor fee paid by the Fund and such BlackRock Affiliated Fund shall not exceed [***] in the aggregate.

Monthly, based on the number of Investors during such month where onboarding has first been completed for such Investor at the [***] rate for such incremental Investor

Billed: Monthly, based on the number of Enhanced Verified Prospective investors during such month where Enhanced Verification onboarding has first been completed for such Enhanced Verified Prospective investor [***] for such incremental Enhanced Verified Prospective investor.

For purposes of the Investor Onboarding Fee, Securitize shall invoice for each prospective investor only when the Enhanced Verification process are complete for such investor. “Enhanced Verification” shall mean all British Virgin Islands additional onboarding requirements for the Issuer beyond the standard Securitize onboarding requirements.

Blockchain Gas Fees	[***]	Monthly
Additional Blockchain/Share Class Integration	[***]
Additional Development Requests

[***]

To the extent the development item is requested by Issuer (other than the post closing development requests agreed by the parties in the Agreement) and Issuer agrees in advance to compensate Securitize for such development, for each Securitize hour spent on the development request Issuer will pay Securitize for will be paid by Issuer

Monthly
Termination Transition	[***]	Monthly until completion of the transition ([***] month minimum)

Securitize will issue invoices for fees on the applicable due dates. Invoices may be sent electronically and delivered to Issuer at:

Issuer:	BlackRock USD Institutional Digital Liquidity Fund Ltd.
Address:	[***]
Phone:	[***]
Attention:	[***]
Email:	[***]

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have signed this Addendum No. 4 as of the Addendum Effective Date.

SECURITIZE TRANSFER AGENT LLC		BlackRock USD Institutional Digital Liquidity Fund Ltd.

By:	/s/ Billy Miller	By:	/s/ Noelle Lheureux
Name:	Billy Miller	Name:	Noelle Lheureux
Title:	Head of Transfer Agent	Title:	Managing Director
Date:	09/22/2025	Date:	09/22/2025

4